                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: July 22, 1997
                       (Date of earliest event reported)


               AMRESCO COMMERCIAL MORTGAGE FUNDING I CORPORATION
             (Exact name of Registrant as specified in its charter)


        Delaware                    333-19591                    75-2683929
(State of Incorporation)       (Commission File No.)          (I.R.S. Employer
                                                             Identification No.)
 700 North Pearl Street
Suite 2400, L.B. No. 342
      Dallas, Texas                                                 75201
(Address of Principal                                             (Zip Code)
  executive offices)


       Registrant's Telephone Number, Including Area Code: (214) 953-7700

Item 5.  Other Events.


         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-19591) filed with the Securities and Exchange Commission (the "Commission"), as last amended by Amendment No. 4, which became effective on June 10, 1997, pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus, dated June 15, 1997, and the related Prospectus Supplement, dated June 30, 1997, which were filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Mortgage Pass-Through Certificates (the "Certificates"), Series 1997-C1, consisting of the Class A1, Class A2, Class A3, Class B, Class C, Class D, Class E and Class F Certificates (the "Public Certificates") and the Class X, Class G, Class H, Class J, Class K, Class L, Class R-I, Class R-II, and Class R-III Certificates (the "Private Certificates"). The Certificates evidence, in the aggregate, the beneficial interest in a trust fund, consisting primarily of a pool of fixed rate mortgage loans (collectively, the "Mortgage Loans"), secured by first liens on various multifamily, retail, hotel, office, industrial, and other commercial properties.

         The Certificates were created pursuant to the terms of a Pooling and Servicing Agreement, dated as of June 1, 1997 (the "Pooling Agreement"), by and between the Registrant, AMRESCO Management, Inc., as master servicer, Midland Loan Services, L.P., as special servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank N.V., as fiscal agent. A copy of the Pooling Agreement is attached hereto as Exhibit 4.1.

         Goldman, Sachs & Co. (the "Underwriter") acquired the Public Certificates pursuant to the underwriting agreement, dated as of June 30, 1997, by and between the Registrant, AMRESCO Capital Corporation ("ACC") and the Underwriter, and the pricing agreement pursuant thereto (collectively, the "Underwriting Agreement"). The Registrant has purchased the Mortgage Loans from ACC and Goldman Sachs Mortgage Company pursuant to respective mortgage loan purchase agreements dated June 30, 1997 (each, a "Mortgage Loan Purchase Agreement"). A copy of each Mortgage Loan Purchase Agreement is attached hereto as Exhibits 4.2 and 4.3.

         The Registrant is filing this Current Report on Form 8-K to report the issuance by the Registrant on July 8, 1997 of $422,474,000 aggregate principal amount of Public Certificates and the purchase thereof by the Underwriter pursuant to the terms of the Underwriting Agreement. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1.


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
Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits

                 Exhibit No.      Description
                 -----------      -----------
                          1.1     Underwriting Agreement, dated as of June 30, 1997, by and among  the Registrant, ACC and the Underwriter

                          4.1     Pooling and Servicing Agreement, dated as of June 1, 1997, by and among the
                                  Registrant, AMRESCO Management, Inc., as master servicer, Midland Loan Services, L.P., as special servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank N.V., as fiscal agent

                          4.2     Mortgage Loan Purchase Agreement, dated as of June 30, 1997, by and between the
                                  Registrant and Goldman Sachs Mortgage Company

                          4.3     Mortgage Loan Purchase Agreement, dated as of June 30, 1997, by and between the
                                  Registrant and ACC

                          8.1     Opinion of Andrews & Kurth L.L.P., dated as of July 8, 1997, regarding tax matters





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
                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             AMRESCO COMMERCIAL MORTGAGE
                                             FUNDING I CORPORATION



July 22, 1997                                By:  /s/ L. KEITH BLACKWELL
                                                -----------------------------
                                                L. Keith Blackwell
                                                Vice President





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
                               INDEX TO EXHBITS

                 Exhibit No.      Description
                 -----------      -----------
                          1.1     Underwriting Agreement, dated as of June 30, 1997, by and among  the Registrant, ACC and the Underwriter

                          4.1     Pooling and Servicing Agreement, dated as of June 1, 1997, by and among the
                                  Registrant, AMRESCO Management, Inc., as master servicer, Midland Loan Services, L.P., as special servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank N.V., as fiscal agent

                          4.2     Mortgage Loan Purchase Agreement, dated as of June 30, 1997, by and between the
                                  Registrant and Goldman Sachs Mortgage Company

                          4.3     Mortgage Loan Purchase Agreement, dated as of June 30, 1997, by and between the
                                  Registrant and ACC

                          8.1     Opinion of Andrews & Kurth L.L.P., dated as of July 8, 1997, regarding tax matters





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